UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 below, on January 25, 2022, at the special meeting of stockholders (the “Special Meeting”) of Logiq, Inc. (the “Company”), the Company’s stockholders approved its Second Amended and Restated 2020 Equity Incentive Plan (the “Second A&R Plan”).

As previously disclosed in that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 27, 2021, on April 21, 2021 the Company amended and restated its 2020 Equity Incentive Plan (the “Plan”), subject to stockholder approval, to provide that stock options issued under the plan (i) may not be transferred and (ii) may not have an exercise price less than the fair market value (“FMV”) of such stock options as of the grant date. Pursuant to such amendment (the “First A&R Plan”), FMV shall be determined as follows: (i) if the Company’s common stock is then listed or admitted to trading on a national stock exchange, the FMV shall be either (x) the five-day volume weighted average trading price, calculated by dividing the total value by the total volume of securities traded on a national stock exchange for the relevant period, or (y) the closing price of the Company’s common stock on a national stock exchange on the previous trading day prior to the date of grant of the award; or (y) if the Company’s common stock is not then listed or admitted to trading on a national stock exchange, the FMV shall be a price determined by the administrator of the First A&R Plan in good faith using any reasonable method of valuation.

On October 22, 2021, the Company’s board of directors (the “Board”) unanimously approved the Second A&R Plan, subject to stockholder approval. The Second A&R Plan amends the Company’s Plan to (i) incorporate those changes previously included in the First A&R Plan and (ii) increase the number of shares of common stock authorized for issuance thereunder from 2,000,000 shares to 5,000,000 shares.

Additional information regarding the Second A&R Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Commission on November 5, 2021, which information is incorporated herein by reference. Such information and the foregoing description of the Second A&R Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Company’s Second A&R Plan, a copy of which is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 25, 2022, following the Special Meeting, the Company adopted its First Amended and Restated Bylaws (the “A&R Bylaws”). The A&R Bylaws were previously approved by the Company’s Board, subject to stockholder approval, on October 22, 2021, and were approved by the Company’s stockholders at the Special Meeting. See Item 5.07, below, for additional information regarding the results of the Special Meeting.

Additional information regarding the Company’s A&R Bylaws, including the terms thereof, is set forth in the Proxy Statement, which information is incorporated herein by reference. Such information and the foregoing description of the A&R Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the A&R Bylaws, a copy of which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders:

On January 25, 2022, the Company held the Special Meeting in a virtual format. The Special Meeting was originally scheduled to be held on December 20, 2021, but, due to the lack of a quorum, was adjourned on such date and then again on January 18, 2022 in order to solicit additional proxies to meet the quorum requirement. At the Special Meeting, 13,369,163 of the 26,310,757 outstanding shares of common stock entitled to vote, or approximately 50.81%, as of the record date, October 25, 2021, were present or represented by proxy.

The proposals voted on at the Special Meeting are more fully described in the Proxy Statement. The final voting results on the proposals presented for stockholder approval at the Special Meeting were as follows:

Proposal No. 1: The Company’s stockholders elected eight directors, each to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal, as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Brent Suen	9,054,812	77,335	4,237,016
Lionel Choong	9,049,686	82,461	4,237,016
John MacNeil	9,050,501	81,646	4,237,016
Matthew Burlage	9,050,520	81,627	4,237,016
Joshua Jacobs	8,876,138	256,009	4,237,016
Brett Lay	9,051,470	80,677	4,237,016
Ross O’Brien	9,050,068	82,079	4,237,016
Lea Hickman	9,051,632	80,515	4,237,016

Proposal No. 2: Although significantly more of the Company’s stockholders voted in favor of the Company’s proposal to amend, restate, and replace the Company’s current Certificate of Incorporation (as amended to date, the “Existing Charter”) in its entirety by the First Amended and Restated Certificate of Incorporation (the “First A&R Charter”) (the “Charter Amendment”) than against it, this proposal required the affirmative vote in favor of the Charter Amendment by holders of a majority of the Company’s outstanding shares of common stock, or at least 13,155,379 shares, to pass. Because the Company did not receive the requisite number of votes in favors of the Charter Amendment, the Company’s stockholders did not approve the Charter Amendment, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,971,537	120,816	39,794	4,237,016

As a result, the Existing Charter remains in full force and effect, and the First A&R Charter will not be adopted by the Company.

Proposal No. 3: The Company’s stockholders authorized and approved that the Company’s current Bylaws, as amended to date, be amended, restated, and replaced in their entirety by the A&R Bylaws, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,974,613	78,876	78,658	4,237,016

Proposal No. 4: The Company’s stockholders approved the adoption of the Company’s Second A&R Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,955,305	82,171	94,671	4,237,016

Proposal No. 5: The Company’s stockholders ratified the appointment of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as follows:

Votes For	Votes Against	Abstentions
12,948,834	222,403	197,926

Proposal No. 6: The Company’s stockholders approved, on a non-binding advisory basis, named executive officer compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,808,617	94,896	228,634	4,237,016

Proposal No. 7: The Company’s stockholders approved, on a non-binding advisory basis, the frequency of three years for the stockholder advisory vote to approve named executive officer compensation, as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
2,229,376	301,737	6,085,137	515,897	4,237,016

Based on these advisory vote results, the Board has determined that the Company will hold a stockholder advisory vote on named executive officer compensation every three years until the next required vote on the frequency of future executive compensation votes. As a result, the Company expects that the next advisory vote on the compensation of the Company’s named executive officers will be submitted to stockholders at the Company’s annual meeting of stockholders in 2024.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	First Amended and Restated Bylaws, dated January 25, 2022
10.1	Second Amended and Restated 2020 Equity Incentive Plan and related form agreements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: January 26, 2022	By:	/s/ Brent Suen
Brent Suen
Chief Executive Officer and Executive Chairman